Income Taxes - Significant Components of Deferred Tax Assets (Detail) - Predecessor Company - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Net operating loss carryforwards	$ 3,259	$ 363
Research & other credits	3,260	1,701
Other	333	208
Total gross DTA	6,852	2,272
Less: Val. Allowance	(6,686)	(2,181)
Total deferred tax assets	166	91
Deferred tax liabilities:
Fixed assets	166	(91)
Total gross DTL	166	(91)
Net deferred tax assets	$ 0	$ 0